UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 09, 2026

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ground Floor, 10A Eleftheriou Venizelou Street

3035 Limassol, Cyprus

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

200 Spectrum Center Drive, Suite 300, Irvine, California 92618

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Effective September 9, 2026, FDCTech, Inc. (the “Company”) relocated its principal executive offices from 200 Spectrum Center Drive, Suite 300, Irvine, California 92618 to Ground Floor, 10A Eleftheriou Venizelou Street, 3035 Limassol, Cyprus. The relocation was approved by the Board of Directors of the Company acting by unanimous written consent.

The Company relocated its principal executive offices in order to place its senior management in closer geographic proximity to the Company’s principal operating subsidiaries and to the regulators that supervise them, including Crestmark Trading Ltd. in Malta, Alchemy Prime Limited in the United Kingdom, and the Company’s payments business. Substantially all of the Company’s revenue is generated by subsidiaries located outside the United States. The Company expects the relocation to improve day-to-day oversight of those operations and to reduce the time and travel expense associated with that oversight.

The Company remains incorporated under the laws of the State of Delaware and continues to maintain a registered office and registered agent in the State of Delaware. The relocation does not change the Company’s state of incorporation, its status as a domestic issuer under the U.S. federal securities laws, or its reporting obligations under the Securities Exchange Act of 1934, as amended. The Company’s business, operations, subsidiaries, executive officers and Board of Directors are not otherwise changed by the relocation, and the relocation is not expected to have a material effect on the Company’s results of operations or financial condition.

Effective as of the date of this Current Report, all notices, correspondence and other communications to the Company should be directed to the Company’s new principal executive offices at the address set forth above. The Company’s telephone number and its transfer agent are unchanged.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the anticipated benefits of the relocation of the Company’s principal executive offices. These statements are based on the Company’s current expectations and are subject to risks and uncertainties, including those described in the Company’s Annual Report on Form 10-K and its subsequent periodic reports filed with the Securities and Exchange Commission. Actual results may differ materially. Except as required by law, the Company undertakes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

September 10, 2026	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Financial Officer)